Exhibit 10.3

Amendment No. 2 to

Collaboration, Option and License Agreement

This Amendment No. 2 (the “Amendment No. 2”) to the Collaboration, Option and License Agreement entered into as of June 15, 2020 between GLAXOSMITHKLINE INTELLECTUAL PROPERTY (NO. 4) LIMITED (“GSK”), a company registered in England and Wales (registered number 11721880), and IDEAYA Biosciences, Inc., (“IDEAYA”) a Delaware corporation having an office at 7000 Shoreline Court, Suite 350, South San Francisco, CA 94080, as amended by the Amendment No. 1 effective as of October 23, 2020 (the “Agreement”) is effective as of January 31, 2022 (“Amendment No. 2 Effective Date”). GSK and IDEAYA are sometimes referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, in accordance with Section 16.9 of the Agreement, the Parties desire to amend certain terms relating to the Option Data Package and the MAT2A Combination Study under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

1.
Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
2.
Schedule 1.152 will be revised in its entirety to read set forth in Schedule 1.152 to this Amendment No. 2.

All other terms, conditions and provisions of the Agreement shall remain in full force and effect except as amended herein. All references to the “Agreement” therein shall mean the Agreement as amended by this Amendment No. 2. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument. Signatures transmitted via PDF shall be treated as original signatures.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed as of the Amendment No. 2 Effective Date by their respective duly authorized representatives as set forth below.

GLAXOSMITHKLINE INTELLECTUAL PROPERTY (NO. 4) LIMITED By: /s/ Mr. J. Sadler ; /s/ Mr. P. Mooney Its: Corporate Director ; Corporate Director
IDEAYA Biosciences, Inc. /s/ Jason S. Throne By: Jason S. Throne Its: SVP, General Counsel

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SCHEDULE 1.152

OPTION DATA PACKAGE

[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.